(logo) PNC

           REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.      A review of the Servicer’s activities during the calendar year 2022 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and

2.      To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2023

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Senior Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard   Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

Wells Fargo, N.A. - Depositor

  Recipient Role                          Deal Name                                                                        Series Number                                    Midland Role

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2010-C1                                           Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2011-C2                                           Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2011-C3                                           Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2011-C4                                           Special Servicer

  Fox River Mall and Eastgate Mall only

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2011-C5                                           Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2012-C6                                           Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2012-C10                                          Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2014-LC14                                        None

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2014-C22                                          None

  Master Servicer of the Stamford Plaza Portfolio loan under the GSMS 2014-GC24 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2013-UBS1                                       None

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-C26                                          Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-LC20                                        None

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-NXS1                                        None

  Special Servicer of the Eastgate One Phases I-VII & XII and the Eastgate Two Phases VIII-X loans under the WFCMT 2015-C28 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-C28                                          Special Servicer

  Master and Special Servicer of the Commerce Point I & II loan under the CGCMT 2015-GC29 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-C29                                          Special Servicer

  Special Servicer of The Brickyard Square loan under the WFCMT 2015-C28 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-NXS3                                        Special Servicer

  One Court Square loan only.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-C31                                          Special Servicer

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-NXS4                                        None

  Special Servicer of the One Court Square loan under the WFCMT 2015-NXS3 PSA.

  Special Servicer of the City Place I loan under the WFCMT 2015-C31 PSA

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2015-P2                                           None

  Master Servicer of the Harbor Pointe Apartments, the Anchorage Marriott Downtown and the JW Marriott Santa Monica Le Merigot loans under the CGCMT 2015-GC35 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2016-NXS5                                        None

  Special Servicer of the One Court Square loan under the WFCMT 2015-NXS3 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2016-LC24                                        Special Servicer

  Master Servicer of the Hilton Garden Inn Athens Downtown loan under the CGCMT 2016-C2 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2016-NXS6                                        None

  Master Servicer of the Plaza Mexico - Los Angeles loan under the MSC 2016-UBS11 PSA.

  Master Servicer of The Falls loan under the MSC 2016-UBS12 PSA

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2016-C36                                          None

  Special Servicer of the Central Park Retail and One & Two Corporate Plaza loans under the WFCM 2016-LC24 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2016-LC25                                        None

  Special Servicer on the Rio West Business Park loan under the BACM 2017-BNK3 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2016-C37                                          None

  Master Servicer of the 80 Park Plaza loan under the CGCMT 2016-C3 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2017-RB1                                         None

  Special Servicer of The Summit Birmingham loan under the BACM 2017-BNK3 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          BANK 2017-BNK4                                     None

  Master and Special Servicer on the Pentagon Center loan under the GSMS 2017-GS6 PSA.

  Special Servicer on The Summit Birmingham and JW Marriott Desert Springs loans under the BACM 2017-BNK3 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2017-C38                                          None

  Master Servicer on the iStar Leased Fee Portfolio loan under the MSC 2017-H1 PSA.

  Master and Special Servicer on the Starwood Capital Group Hotel Portfolio loan under the DBJPM 2017-C6 PSA.

  Special Servicer on the 2851 Junction loan under the BANK 2017-BNK6 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2017-C39                                          None

  Master and Special Servicer on the Starwood Capital Group Hotel Portfolio loan under the DBJPM 2017-C6 PSA.

  Master Servicer on the iStar Leased Fee Portfolio and Yeshiva University Portfolio loans under the MS 2017-H1 PSA.

  Special Servicer on the Marble Hall Gardens loan under the CSAIL 2017-C8 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          BANK 2017-BNK7                                     None

  Master and Special Servicer on the Moffett Place B4 loan under the JPMDB 2017-C7 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2017-C40                                          None

  Master and Special Servicer on the Starwood Capital Group Hotel Portfolio loan under the DBJPM 2017-C6 PSA.

  Master Servicer on the Magnolia Hotel Denver and iStar Leased Fee Portfolio loans under the MSC 2017-H1 PSA.

  Master and Special Servicer of the Atrisco Plaza Shopping Center loan under the UBS 2017-C5 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2017-C41                                          None

  Master and Special Servicer on the Marriott LAX loan under the CGCMT 2017-C4 PSA.

  Special Servicer on the US Industrial Portfolio III loan under the BANK 2017-BNK8 PSA.

   Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2017-C42                                          None

  Special Servicer of the Bass Pro & Cabela’s Portfolio loan under the GSMS 2017-GS8 PSA.

  Special Servicer on the Moffett Towers II - Building 2 loan under the WFCMT 2018-C43 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          BANK 2018-BNK10                                   None

  Primary Servicer on the Extra Space Self Storage Portfolio under the MS 2017-HR2 PSA.

  Special Servicer on the Moffett Towers II - Building 2 loan under the WFCMT 2018-C43 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2018-C43                                          Special Servicer

  Master and Special Servicer on the Houston Distribution Center loan under the UBS 2018-C8 PSA.

  Master Servicer on The SoCal Portfolio loan under the CGCMT 2018-B2 PSA.

  Special Servicer on the Airport Business Center loan under the BANK 2018-BNK11 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2018-C44                                          None

  Special Servicer on the Airport Business Center loan under the BANK 2018-BNK11 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2018-C45                                          None

  Special Servicer on the Cool Springs Galleria loan under the BANK 2018-BNK12 PSA.

  Master Servicer on the Flats at East Bank loan under the CGCMT 2018-C5 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          BANK 2018-BNK13                                   None

  Special Servicer on the Cool Springs Galleria loan under the BANK 2018-BNK12 PSA.

  Master and Special Servicer on the Plaza Frontenac loan under the MSC 2018-L1 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2018-C46                                          None

  Master Servicer on the Torrance Technology Campus loan under the UBS 2018-C11 PSA.

  Special Servicer on the Moffett Towers II - Building 1 loan under the Benchmark 2018-B6 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2018-C47                                          Special Servicer

  Special Servicer on the Holiday Inn FiDi loan under the CGCMT 2018-C6 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2018-C48                                          None

  Special Servicer on the Starwood Hotel Portfolio and Virginia Beach Hotel Portfolio loans under the WFCM 2018-C47 PSA

  Depositor                                Wells Fargo Commercial Mortgage Securities Inc.                           BANK 2019-BNK16                                    None

  Master Servicer on the Penske Distribution Center loan under the MSC 2018-H4 PSA.

  Depositor                                Wells Fargo Commercial Mortgage Securities, Inc.                          Series 2019-C49                                          Special Servicer

  Master and Special Servicer on the Dominion Tower loan under the UBS 2019-C16 PSA.

  Depositor                                Wells 2019-C50                                                                   Series 2019-C50                                                          Primary Servicer

  Master and Special Servicer on The Colonnade Office Complex loan and the Great Value Storage Portfolio loan, both under the UBS 2019-C16 PSA

  Master and Special Servicer on the Inland Devon Self Storage Portfolio, The Block Northway and the Wolverine Portfolio loans under the BBCMS 2019-C3 PSA

  Depositor                                Wells 2019-C51                                                                   Series 2019-C51                                                      None

  Master and Special Servicer on the Patuxent Crossing loan and the Wolverine Portfolio loan under the BBCMS 2019-C3 PSA, and the CIRE Equity Retail & Industrial Portfolio loan under the

  BMARK 2019-B12 PSA.

  Depositor                                Wells 2019-BNK19                                                               Series 2019-BNK19                                               None

  Master Servicer on the Waterford Lakes Town Center loan under the GSMS 2019-GC39 PSA and the Grand Canal Shoppes loan under the MSC 2019-H7 PSA.

  Special Servicer on the Eleven Seventeen Perimeter and Polo Towne Crossing SC loans under the Bank 2019-BNK20 PSA

  Depositor                                Wells 2019-C52                                                                   Series 2019-C52                                                      None

  Master Servicer on the SoCal Retail Portfolio loan and the Embassy Suites at Centennial Olympic Park loans, both under the MSC 2019-H7 PSA.

  Depositor                                BANK 2019-BNK22                                                               Series 2019-BNK22                                             None

  Master servicer of the Storage Post Portfolio loan under the BANK 2019-BNK21 PSA

  Depositor                                WFCM 2019-C53                                                                  Series 2019-C53                                                    Special Servicer

  Depositor                                WELLS FARGO COMMERCIAL MORTGAGE TRUST 2019-C54              Series 2019-C54                          None

  Special Servicer on The Tower at Burbank loan under the Bank 2019-BNK20 PSA and the Planet Self Storage Portfolio loan under the WFCM 2019-C53 PSA

  Master Servicer on the Washington Avenue Portfolio loan under the GSMS 2019-GSA1 PSA

  Master and Special Servicer on the CIRE Equity Retail & Industrial Portfolio loan under the BMARK 2019-B12 PSA.

  Depositor                                Wells Fargo 2020-C55                                                            Series 2020-C55                                                     None

  Master and Special Servicer on the F5 Tower loan, the Exchange Right Net Leased Portfolio #31 loan, and the Exchange on Erwin loan, all under the BBCMS 2020-C6 PSA

  Master and Special Servicer on the Kings Plaza loan under the BMARK 2020-B17 PSA

  Depositor                                Wells Fargo Commercial Mortgage Trust 2020-SOP                        Series 2020-SOP                                         Special Servicer

  Depositor                                BANK 2020-BNK25                                                               Series 2020-BNK25                                                     None

  Master and Special Servicer on the Kings Plaza loan under the Benchmark 2020-B17 PSA.

  Special Servicer on the 1412 Broadway loan under the BANK 2019-BNK24 PSA.

  Master Servicer on the 560 Mission Street loan under the Benchmark 2020-B16 PSA.

  Depositor                                WFCM 2020-C56                                                                  Series 2020-C56                                          Special Servicer

  Master Servicer on the KPMG Plaza at Hall Arts loan under CSAIL 2020-C19 PSA and University Village loan under CSMC 2019-UVIL TSA.

  Special Servicer of the HPE Campus loan under the MSC 2020-HR8 PSA

  Depositor                                WFCM 2020-C57                                                                  Series 2020-C57                                          Special Servicer

  Special Servicer on The Grid loan under the WFCM 2020-C56 PSA.

  Depositor                                WFCM Trust 2020-C58                                                         Series 2020-C58                                          None

  Special Servicer on the HPE Campus loan under the MSC 2020-HR8 PSA.

  Master Servicer and Special Servicer on the McClellan Park loan under the Benchmark 2020-B21 PSA.

  Depositor                                One New York Plaza Trust 2020-1NYP                                         Series 2020-1NYP                               Special Servicer

  Depositor                                BX 2021-IRON                                                                             Series 2021-IRON                                        Special Servicer

  Depositor                                GS Mortgage Securities Corporation Trust 2021-RENT                     Series 2021-RENT                                       Servicer and Special Servicer

  Depositor                                WELLS FARGO CMT 2021-C59                                                  Series 2021-C59                                          None

  Master Servicer on the Phoenix Industrial Portfolio V loan under the GSM 2020-GSA2 PSA

               Master and Special Servicer on the Crescent Gateway loan under the BBCMS 2021-C9 PSA

  Depositor                                WFCM 2021-C60                                                                  Series 2021-C60                                          Special Servicer

  Master and Special Servicer on The Westchester loan under the CSMC 2020-WEST TSA.

  Special Servicer on the 122nd Street Portfolio loan under the WFCM 2020-C57 PSA.

  Depositor                                BANK 2021-BNK37                                                               Series 2021-BNK37                                      None

  Special Servicer on the One SoHo Square loan under the SOHO 2021-SOHO TSA

  Depositor                                WFCM 2021-C61                                                                  Series 2021-C61                                             None

  Master Servicer on the TLR Portfolio Loan under the BMARK 2021-B31 PSA and on the Meadowood Mall Loan under the 3650R 2022-PF2 PSA.

  Depositor                                WFCM 2022-C62                                                                  Series 2022-C62                                          None

  Master Servicer and Special Servicer on The Hallmark loan under the BBCMS 2022-C14 PSA.

  Depositor                                BANK 2022-BNK43                                                               Series 2022-BNK43                                   None

  Master Servicer on the Constitution Center loan under the MSC 2022-L8 PSA and Master Servicer on the 79 Fifth Avenue loan under the CGCMT 2022-GC48 PSA.

  Master Servicer and Special Servicer on the One Campus Martius loan under the BMARK 2022-B36 PSA.